REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Royalite Petroleum Corp
Henderson, Nevada

We have audited the accompanying balance sheet of Royalite Petroleum Corp, an exploration stage company, as of April 30, 2006, and the related statements of operations and accumulated deficit, changes in stockholders’ equity (deficit), and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006. These financial statements are the responsibility of Royalite Petroleum Corp’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Royalite Petroleum Corp, an exploration stage company, as of April 30, 2006, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006, in conformity with accounting principles generally accepted in The United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sarna & Company

Sarna & Company,
Certified Public Accountants
Westlake Village, California
August 25, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Royalite Petroleum Corp
Henderson, Nevada

We have audited the accompanying balance sheet of Royalite Petroleum Corp, an exploration stage company, as of October 31, 2006, and the related statements of operations and accumulated deficit, changes in stockholders’ equity, and cash flows for the six months then ended, and for the periods December 2, 2005 (date of inception) to April 30, 2006 and December 2, 2005 (date of inception) to October 31, 2006. These financial statements are the responsibility of Royalite Petroleum Corp’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Royalite Petroleum Corp, an exploration stage company, as of October 31, 2006, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the six months then ended, and for the periods December 2, 2005 (date of inception) to April 30, 2006 and December 2, 2005 (date of inception) to October 31, 2006, in conformity with accounting principles generally accepted in The United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sarna & Company

Sarna & Company,
Certified Public Accountants
Westlake Village, California
May 14, 2007

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEETS

	As of	As of
	October 31, 2006	April 30, 2006

ASSETS

Current assets
Cash and cash equivalents	$305,429	$418,337
Prepaid expense	30,000	-
Total current assets	335,429	418,337

Property and equipment, net (Note 2)	15,569	3,487
License rights, net (Note 3)	2,899	3,000
Unproven oil and gas properties, full cost method (Note 4)	1,569,778	288,510
Deposits	3,500	3,500

Total assets	$1,927,175	$716,834

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$46,490	$25,425
Loan payable - related party (Note 5)	-	98,294
Loans payable- non related parties (Note 6)	1,767,425	-
Total current liabilities	1,813,915	123,719

Total liabilities	1,813,915	123,719

Commitments and contingencies (Note 8)

Stockholders' equity (Note 7)
Common stock, $0.001 par value; 200,000,000 shares
authorized, 24,960,667 shares issued and outstanding	24,961	24,961
Additional paid-in capital	764,239	764,239
Accumulated deficit during development stage	(675,940)	(196,085)
Total stockholders' equity	113,260	593,115

Total liabilities and stockholders' equity	$1,927,175	$716,834

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS

		For the period	For the period
		December 2, 2005	December 2, 2005
	For the Six	(Date of Inception)	(Date of Inception)
	Months Ended	through	through
	October 31, 2006	April 30, 2006	October 31, 2006

Revenue	$-	$-	$-

Operating expenses
Oil and gas exploration expenses	117,750	34,090	151,840
General and administrative	361,035	161,982	523,017
Depreciation and amortization (Note 2 and 3)	1,070	13	1,083

Total operating expenses	479,855	196,085	675,940

Loss from operations before provision for income taxes	(479,855)	(196,085)	(675,940)

Income tax benefit	-	-	-

Net loss	$(479,855)	$(196,085)	$(675,940)

Loss per common share - basic and diluted:
Net loss	$(0.02)	$(0.01)	$(0.03)

Weighted average common shares outstanding -
Basic and diluted	24,960,667	22,585,000	24,240,768

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY

				Accumulated
				Deficit During	Total
	Common Stock		Additional	Development	Stockholders'
	Shares	Amount	Paid-in Capital	Stage	Equity

Balance, December 2, 2005	-	$-	$-	$-	$-

Issuance of common stock for cash,
$0.001 per share	18,000,000	18,000	-	-	18,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.10 per share	2,000,000	2,000	198,000	-	200,000

Issuance of common stock for cash,
Reg. D - Private Placement,
$0.10 per share	100,000	100	9,900	-	10,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.30 per share	1,860,667	1,861	556,339	-	558,200

Issuance of common stock for
licensing rights	3,000,000	3,000	-	-	3,000

Net loss	-	-	-	(196,085)	(196,085)

Balance, April 30, 2006	24,960,667	24,961	764,239	(196,085)	593,115

Net loss	-	-	-	(479,855)	(479,855)

Balance, October 31, 2006	24,960,667	$24,961	$764,239	$(675,940)	$113,260

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS

		For the period	For the period
		December 2, 2005	December 2, 2005
	For the Six	(Date of inception)	(Date of inception)
	Months Ended	through	through
	October 31, 2006	April 30, 2006	October 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(479,855)	$(196,085)	$(675,940)
Adjustments to reconcile loss from operating
to net cash used in operating activities:
Depreciation and amortization	1,070	13	1,083
Changes in operating assets and liabilities:
Prepaid expenses	(30,000)	-	(30,000)
Refundable deposits	-	(3,500)	(3,500)
Accounts payable and accrued liabilities	21,065	25,425	46,490

Net cash used in operating activities	(487,720)	(174,147)	(661,867)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on unproven oil leases	(1,281,268)	(288,510)	(1,569,778)
Purchase of fixed assets	(13,051)	(3,500)	(16,551)

Net cash used in investing activities	(1,294,319)	(292,010)	(1,586,329)

CASH FLOW FROM FINANCING ACTIVITIES
Payment on notes payable	(98,294)	-	(98,294)
Proceeds from stock issuance	-	786,200	786,200
Proceeds from borrowings from related party	-	98,294	98,294
Proceeds from borrowings on loan payable	1,767,425	-	1,767,425

Net cash provided by financing activities	1,669,131	884,494	2,553,625

NET CHANGE IN CASH	(112,908)	418,337	305,429

CASH AT BEGINNING OF YEAR	418,337	-	-

CASH AT END OF PERIOD	$305,429	$418,337	$305,429

SUPPLEMENTAL INFORMATION

Interest Paid	$-	$-	$-
Income Taxes Paid	$-	$-	$-

See Accompanying Notes to Financial Statements

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of Business – Royalite Petroleum Corp, referred to as the “Company”, is considered an exploration stage company since its formation and has not yet realized any revenues from its planned operations. The Company's primary objective is to identify, acquire and develop oil and gas projects.

The Company has acquired interests in properties through leases on which it will drill oil or gas wells in efforts to discover and/or to produce oil and gas. The Company's interests in the properties vary depending on the availability of the interests and their locations. At October 31, 2006, the Company owned interests in oil and gas properties located within the State of Utah (see Note 4 – Acquisition of Properties). The Company is still exploring various oil and gas properties at this time and has not commenced any type of drilling or operations related to such properties.

The Company holds the exclusive rights to use all information relating to minerals and hydrocarbons in the State of Utah derived from a proprietary sensing technology known as the "Moore Radiometer".

History - The Company was incorporated under the laws of the State of Nevada on December 2, 2005.

Going Concern - As of October 31, 2006, the Company incurred cumulative net losses of approximately ($675,940) from operations and has not commenced its operations. The Company is still in the exploration stage, raising substantial doubt about its ability to continue as a going concern. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the successful execution of the Company’s plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Basis of Presentation - These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States. The Company’s fiscal year-end is April 30.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - The Company considers all investments with an original maturity of three months or less to be a cash equivalent.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

Oil and Gas Producing Activity

The Company follows the full cost method of accounting for oil and gas operations whereby all costs associated with the exploration for and development of oil and gas reserves, whether productive or unproductive, are capitalized. Such expenditures include land acquisition costs, drilling, exploratory dry holes, geological and geophysical costs not associated with a specific unevaluated property, completion and costs of well equipment. Internal costs are capitalized only if they can be directly identified with acquisition, exploration, or development activities.

Expenditures that are considered unlikely to be recovered are written off. On a quarterly basis the Board of Directors assesses whether or not there is an asset impairment. The current oil and gas exploration and development activities are considered to be in the production stage.

The costs of unproved leases, which become productive, are reclassified to proved properties when proved reserves are discovered in the property. Unproved oil and gas interests are carried at original acquisition costs including filing and title fees. Depreciation and depletion of the capitalized costs for producing oil and gas properties will be provided by the unit-of-production method based on proved oil and gas reserves.

Abandonment of properties are recognized as an expense in the period of abandonment and accounted for as adjustments of capitalized costs.

Ceiling Test. Under the full-cost accounting rules, capitalized costs included in the full-cost pool, net of accumulated depreciation, depletion and amortization (DD&A), cost of unevaluated properties and deferred income taxes, may not exceed the present value of our estimated future net cash flows from proved oil and gas reserves, discounted at 10%, plus the lower of cost or fair value of unproved properties included in the costs being amortized, net of related tax effects. These rules generally require that, in estimating future net cash flow, we assume that future oil and gas production will be sold at the unescalated market price for oil and gas received at the end of each fiscal quarter and that future costs to produce oil and gas will remain constant at the prices in effect at the end of the fiscal quarter. We are required to write-down and charge to earnings the amount, if any, by which these costs exceed the discounted future net cash flows, unless prices recover sufficiently before the date of our financial statements. Given the volatility of oil and gas prices, it is likely that our estimates of discounted future net cash flows from proved oil and gas reserves will change in the near term. If oil and gas prices decline significantly, even if only for a short period of time, it is possible that writedowns of oil and gas properties could occur in the future.

Impairment of Properties

Unproved leasehold costs are reviewed periodically and a loss is recognized to the extent, if any, that the cost of the property has been impaired.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Long-Lived Assets - Long-lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

Fair Value of Financial Instruments – Statement of Financial Accounting Standards (SFAS) No. 107, “Disclosure About Fair Value of Financial Instruments,” requires the Company to disclose, when reasonably attainable, the fair market value of its assets and liabilities which are deemed to be financial instruments. The carrying amounts and estimated fair value of the Company’s financial instruments approximate their fair value due to the short-term nature.

Revenue Recognition – The Company recognizes oil and gas revenues from its interests in producing wells as oil and gas is produced and sold from these wells. The Company has no gas balancing arrangements in place.

Research and Development - All research and development expenditures during the period have been charged to operations.

Earnings (Loss) Per Share - The Company follows SFAS No. 128, “Earnings Per Share” and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” which establish standards for the computation, presentation and disclosure requirements for basic and diluted earnings per share for entities with publicly-held common shares and potential common stock issuances. Basic earnings (loss) per share are computed by dividing net income by the weighted average number of common shares outstanding. In computing diluted earnings per share, the weighted average number of shares outstanding is adjusted to reflect the effect of potentially dilutive securities, such as stock options and warrants. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income Taxes - The Company accounts for its income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

Comprehensive Income (Loss) – The Company’s accumulated other comprehensive loss consists of the accumulated foreign currency translation adjustments.

Segment Information - The Company discloses segment information in accordance with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” which uses a management approach to determine reportable segments. The Company operates under one segment.

Reclassification - Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation

Expenses of Offering - The Company accounts for specific incremental costs directly to a proposed or actual offering of securities as a direct charge against the gross proceeds of the offering.

Stock-Based Compensation - On December 16, 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123R, “Share-Based Payment,” which replaces SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on the grant date fair value of the award. SFAS No. 123R was to be effective for interim or annual reporting periods beginning on or after June 15, 2005, but in April 2005 the Securities and Exchange Commission (SEC) issued a rule that will permit most registrants to implement SFAS No. 123R at the beginning of their next fiscal year, instead of the next reporting period as required by SFAS No. 123R. The pro forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. Under SFAS No. 123R, the Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption option. Under the retroactive option, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS No. 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company has adopted the requirements of SFAS No. 123R for the fiscal year beginning after December 31, 2004.

New Accounting Pronouncements – In November 2004, the FASB issued SFAS No. 151, “Inventory Costs, an amendment of ARB No. 43, Chapter 4.” SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not expect the adoption of SFAS No. 151 to have a material impact on its financial position, results of operations or cash flows.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement that do not include explicit transition provisions. SFAS No. 154 requires that changes in accounting principle be retroactively applied, instead of including the cumulative effect in the income statement. The correction of an error will continue to require financial statement restatement. A change in accounting estimate will continue to be accounted for in the period of change and in subsequent periods, if necessary. SFAS No. 154 is effective for fiscal years beginning after April 30, 2006. The Company does not expect the adoption of SFAS No. 154 to have a material impact on its financial position, results of operations or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments,” which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives. The Company does not expect the adoption of SFAS No. 155 to have a material impact on its financial position, results of operations or cash flows.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” which amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS 156 may be adopted as early as January 1, 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after September 15, 2006 (e.g., January 1, 2007, for calendar year-end entities). The intention of this statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting. Specifically, the FASB said SFAS No. 156 permits a servicer using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value. The Company does not expect the adoption of SFAS No. 156 to have a material impact on its financial position, results of operations or cash flows.

2.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	For the	For the
	six months ended	year ended
	October 31, 2006	April 30, 2006
Computers and equipment	$3,500	$3,500

Support equipment	13,052	-

Less: Accumulated	(983)	(13)
depreciation

	$15,569	$3,487

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

3.	LICENSE RIGHTS

License rights consist of the following:

	For the	For the
	six months ended	year ended
	October 31, 2006	April 30, 2006
Licensing rights	$3,000	$3,000

Less: Accumulated	(101)	-
amortization

	$2,899	$3,000

4.	ACQUISITION OF PROPERTIES

On March 3, 2006 the Company acquired oil and gas leases from the Bureau of Land Management (BLM) representing a 100% working interest in 6 parcels totaling 10,127 acres situated in the Piute and Sanpete Counties of Utah. The Company has paid the BLM a total of $288,510 for the lease acquisition costs.

On August 15, 2006 the Company acquired oil and gas leases from the BLM representing a 100% working interest in 17 parcels totaling 19,913 acres situated in the Piute, Sanpete and Wayne Counties of Utah. The Company paid the BLM a total of $1,060,515 for the lease acquisition costs.

On September 1, 2006 the Company acquired oil and gas leases from the State of Utah representing a 100% working interest in 8 parcels totaling 3,094 acres situated in Piute County, Utah. The Company paid the State of Utah a total of $180,157 for the lease acquisition costs.

On July 25, 2006 the Company acquired an oil and gas lease from a private land owner representing a 100% working interest in approximately 1,326 acres in Piute County, Utah. The lease continues for 5 years with an option to extend the lease for another 5 years at 150% of the original payment. The contract includes royalties of 1/8th of the gross oil production proceeds from any well on the property each year, payable monthly. The Company paid the private land owner $12,030 for the lease acquisition costs.

5.	LOAN PAYABLE – RELATED PARTY

Loan payable - related party consists of the following at October 31, 2006 and April 30, 2006.

	For the	For the
	six months ended	year ended
	October 31, 2006	April 30, 2006
Loan payable due to an officer of the
company, bearing no interest, unsecured	$-	$40,294
and due on demand		-
Loan payable due to an officer of the
company, bearing no interest, unsecured	$-	58,000
and due on demand
	$-	$98,294

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

6.	LOANS PAYABLE – NON RELATED PARTIES

Loans payable – non related parties consists of the following at October 31, 2006 and April 30, 2006.

	For the	For the
	six months ended	year ended
	October 31, 2006	April 30, 2006
Loan payable to Worldbid Corporation,
bearing no interest, unsecured and due on	$1,707,500	$-
demand
Loan payable to private party, bearing no		-
interest, unsecured and due on demand	59,925
	$1,767,425	$-

7.	STOCKHOLDERS’ EQUITY

As of October 31, 2006, there were 24,960,667 shares of common stock outstanding, consisting of the following:

	a)	On February 8, 2006, the Company issued 18,000,000 shares of common stock to five individuals for cash at $0.001 per share.

	b)	On February 8, 2006, the Company issued 3,000,000 shares of common stock for licensing rights at $0.001 per share.

	c)	On March 2, 2006, the Company issued 2,000,000 shares of common stock to seven individuals for cash at $0.10 per share.

	d)	On March 3, 2006, the Company issued 100,000 shares of common stock to an individual for cash at $0.10 per share.

	e)	On April 30, 2006, the Company issued 1,860,667 shares of common stock to 24 individuals for cash at $0.30 per share.

8.	COMMITMENTS AND CONTINGENCIES

Lease obligations – The Company has operating leases for its offices. Future minimum lease payments under the operating leases for the facilities as of October 31, 2006 are as follows:

Fiscal year 2007	$17,500

Rental expense, resulting from operating lease agreements, approximated $21,000 for the six months ended October 31, 2006.

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

9.	SUBSEQUENT EVENTS

Effective February 28, 2007, Worldbid Corporation (Worldbid) completed the acquisition of the Company. The acquisition of the Company was completed by way of a "triangular merger" pursuant to the provisions of the Amended and Restated Agreement and Plan of Merger (First Merger Agreement) among the Company, Worldbid and Worldbid’s wholly owned subsidiary, Royalite Acquisition Corp. (Worldbid Sub). Under the terms of the First Merger Agreement, the Company was merged with and into Worldbid Sub, with Worldbid Sub continuing as the surviving corporation (First Merger). Immediately following the completion of the First Merger, Worldbid completed a second merger whereby Worldbid Sub was merged with and into Worldbid, with Worldbid continuing as the surviving corporation (Second Merger).

Under the terms and conditions of the First Merger Agreement each share of the Company’s issued and outstanding common stock, immediately prior to the completion of the First Merger, was converted into one share of Worldbid’s common stock. As a result, Worldbid issued a total of 24,960,667 shares or approximately 67% of its issued and outstanding common stock to the former shareholders of the Company,

As a result of the completion of the First Merger and the Second Merger, Worldbid acquired all the property and assets of the Company, including the rights to oil and gas leases on approximately 67,000 acres of land along the Utah Hingeline Trend of south-central Utah and a 2.5% royalty interest in all of the oil and gas produced, sold or used off of 285 acres of land, also located along the Utah Hingeline Trend. In addition to acquiring all of the Company’s property and assets, Worldbid assumed all of the Company’s debts and liabilities.

As part of the Second Merger, Worldbid changed its name to Royalite Petroleum Company Inc. Effective March 5, 2007, Royalite Petroleum Company Inc. changed it’s trading symbol on the OTC Bulletin Board from “WBDC” to “RYPE.”

Between November 1, 2006 and May 15, 2007, the Company executed 64 oil and gas leases with private land owners, representing a 100% working interest in approximately 13,481 acres situated in the Piute, Garfield, and Iron Counties of Utah. The company paid the private land owners $159,161 for the lease acquisition costs. Lease terms are for 5 years, with an option to extend for an additional 5 years. There are no future payment obligations on the leases.